                                                                     Exhibit 4.3

RIGHTS CERTIFICATE #:                                           NUMBER OF RIGHTS

     THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING ARE SET FORTH IN THE
     COMPANY'S PROSPECTUS DATED _____ __, 2010 (THE "PROSPECTUS") AND ARE
     INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS ARE AVAILABLE
     UPON REQUEST FROM THE ALTMAN GROUP, INC., THE INFORMATION AGENT.

                                   TEFRON LTD.

                    Incorporated under the laws of the State
                                    of Israel

                         SUBSCRIPTION RIGHTS CERTIFICATE

                   Evidencing Subscription Rights to Purchase
                         Ordinary Shares of Tefron Ltd.

                       Subscription Price: $3.8 per Share

           THE SUBSCRIPTION RIGHTS WILL EXPIRE IF NOT EXERCISED ON OR
                      BEFORE 5:00 P.M., NEW YORK CITY TIME,
               ON _______ __, 2010, UNLESS EXTENDED BY THE COMPANY

REGISTERED OWNER:

     THIS CERTIFIES THAT the registered owner whose name is inscribed hereon is the owner of the number of subscription rights ("Rights") set forth above.
     Each whole Right entitles the holder thereof to subscribe for and purchase one Ordinary Share, with a par value of NIS 10.0 per share, of Tefron Ltd., an Israeli corporation, at a subscription price of $3.8 per share, pursuant to a rights offering (the "Rights Offering"), on the terms and subject to the conditions set forth in the Prospectus and the "Form of Instructions as to Use of Tefron Ltd. Subscription Rights Certificates" accompanying this
     Subscription Rights Certificate.

     There is no over-subscription privilege. The Rights represented by this
     Subscription Rights Certificate may be exercised by completing Form 1 and any other appropriate forms on the reverse side hereof and by retuning the full payment of the subscription price for each Ordinary Share in accordance with the instructions set forth in the Prospectus.

     This Subscription Rights Certificate is not valid unless countersigned by the subscription agent and registered by the registrar. Witness the seal of
     Tefron Ltd. and the signatures of its duly authorized officers.

     Dated:

----------------------                              -----------------------
Chief Executive Officer                             Chief Financial Officer

              DELIVERY OPTIONS FOR SUBSCRIPTION RIGHTS CERTIFICATE

   Delivery other than in the manner or to the addresses listed below will not constitute valid delivery.

          IF DELIVERING BY HAND:           IF DELIVERING BY MAIL OR OVERNIGHT COURIER:
 American Stock Transfer & Trust Company     American Stock Transfer & Trust Company
            Operations Center                           Operations Center
     Attn: Reorganization Department             Attn: Reorganization Department
              59 Maiden Lane                            6201 15th Avenue
         New York, New York 10038                   Brooklyn, New York 11219

               PLEASE PRINT ALL INFORMATION CLEARLY AND LEGIBLY.

FORM 1-EXERCISE OF SUBSCRIPTION RIGHTS

To subscribe for ordinary shares, please complete lines (a) and (b) and sign under Form 4 below.

(a)  EXERCISE OF SUBSCRIPTION RIGHTS:

I apply for ______________ shares x $ 3.8    =   $____________________
          (no. of new shares)   (subscription price)  (amount enclosed)

(b)  METHOD OF PAYMENT (CHECK ONE)

[_]  Cashier's or certified check drawn on a bank located in the United States and payable to the order of "American Stock Transfer & Trust Company, as
     Rights Agent." Funds paid by an uncertified check may take at least five business days to clear.

[_]  Wire transfer of immediately available funds directly to the account maintained by American Stock Transfer & Trust Company, LLC, as Subscription
     Agent, for purposes of accepting subscriptions in this Rights Offering at
     JPMorgan Chase Bank, 55 Water Street, New York, New York 10005, ABA
     #021000021, Account # 323-836895 American Stock Transfer FBO Tefron Ltd.,
     with reference to the rights holder's name.

FORM 2-SALE OR TRANSFER TO DESIGNATED TRANSFEREE OR THROUGH BANK OR BROKER

To sell or transfer your subscription rights to another person, complete this form and have your signature guaranteed under Form 5. To sell your subscription rights through your bank or broker, sign below under this Form 2 and have your signature guaranteed under Form 5, but leave the rest of this Form 2 blank.

For value received ______________ of the subscription rights represented by this
Subscription Rights Certificate are assigned to:

________________________________________________________________
Print Full Name of Assignee)

________________________________________________________________
(Print Full Address)

Social Security # __________________________________________________

Signature(s): ______________________________________________________

IMPORTANT: The signature(s) must correspond with the name(s) as printed on the reverse of this Subscription Rights Certificate in every particular, without alteration or enlargement, or any other change whatsoever.

FORM 3-DELIVERY TO DIFFERENT ADDRESS

If you wish for the ordinary shares underlying your subscription rights to be delivered to an address different from that shown on the face of this
Subscription Rights Certificate, please enter the alternate address below, sign under Form 4 and have your signature guaranteed under Form 5.

________________________________________________________________

________________________________________________________________

________________________________________________________________

FORM 4-SIGNATURE

TO SUBSCRIBE: I acknowledge that I have received the Prospectus for this Rights
Offering and I hereby irrevocably subscribe for the number of shares indicated
above on the terms and conditions specified in the Prospectus.

Signature(s): ______________________________________________________

IMPORTANT: The signature(s) must correspond with the name(s) as printed on the reverse of this Subscription Rights Certificate in every particular, without alteration or enlargement, or any other change whatsoever.

FORM 5-SIGNATURE GUARANTEE

This form must be completed if you have completed any portion of Forms 2 or 3.

Signature Guaranteed: _______________________________________________
                              (Name of Bank or Firm)

 By:_______________________________________________________________
                               (Signature of Officer)

IMPORTANT: The signature(s) should be guaranteed by an eligible guarantor institution (bank, stock broker, savings & loan association or credit union)
with membership in an approved signature guarantee medallion program pursuant to
Securities and Exchange Commission Rule 17Ad-15.

FOR INSTRUCTIONS ON THE USE OF TEFRON LTD. SUBSCRIPTION RIGHTS CERTIFICATES,
CONSULT THE ALTMAN GROUP, INC., THE INFORMATION AGENT, AT (877) 896-3194.

                              FORM OF INSTRUCTIONS
                                  AS TO USE OF
                                   TEFRON LTD.
                        SUBSCRIPTION RIGHTS CERTIFICATES

               CONSULT THE INFORMATION AGENT, YOUR BANK OR BROKER
                               AS TO ANY QUESTIONS

     The following instructions relate to a rights offering (the "Rights
Offering") by Tefron Ltd., an Israeli company ("Tefron"), to the holders of record (the "Recordholders") of its ordinary shares, par value NIS 10.0 per share (the "Ordinary Shares"), as described in the Tefron prospectus dated
[_________] [_], 2010 (the "Prospectus"). Recordholders of Ordinary Shares as of
5:00 p.m., New York City time, on [________________], 2010 (the "Record Date")
are receiving transferable subscription rights (the "Rights") to subscribe for and purchase Ordinary Shares. An aggregate of 1,578,947 underlying Ordinary
Shares are being offered by the Prospectus. Each Recordholder will receive one
Right for each 1.3429 Ordinary Shares owned of record as of 5:00 p.m., New York
City time, on the Record Date. The Rights will expire, if not exercised, at 5:00
p.m., New York City time, on [__________], 2010, unless extended in the sole discretion of Tefron (as it may be extended, the "Expiration Date"). After the
Expiration Date, unexercised Rights will be null and void. Tefron will not be obligated to honor any purported exercise of Rights received by American Stock
Transfer & Trust Company, LLC (the "Rights Agent") after 5:00 p.m., New York
City time, on the Expiration Date, regardless of when the documents relating to such exercise were sent, except pursuant to the Guaranteed Delivery Procedures described below. Tefron may extend the Expiration Date by giving oral or written notice to the Rights Agent on or before the Expiration Date, followed by a press release no later than 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date. The Ordinary Shares are quoted on the Over the Counter Bulletin Board ("OTCBB") under the symbol "TFRFF.OB" and are listed on the Tel Aviv Stock Exchange in Israel under the Symbol "TFRLF."
The Rights are transferable, and we have applied to quote the Rights on the
OTCBB. We have also applied to list the Rights on the TASE under the symbol
"[______]" for one day only on _______, 2010. The Rights will be evidenced by
Rights certificates (the "Rights Certificates"), which will be transferable until the close of business on the last OTCBB trading day preceding the
Expiration Date, at which time they will cease to have value.

     Each Right entitles the holder thereof to purchase one Ordinary Share (the
"Subscription Privilege") at the cash price of $3.8 per share (the "Subscription
Price").

     The number of Rights to which you are entitled is printed on the face of your Rights Certificate. You should indicate your wishes with regard to the exercise of your Rights by completing the appropriate portions of your Rights
Certificate and returning the certificate to the Rights Agent in the envelope provided, in accordance with these instructions and the terms set forth in the
Prospectus.

     YOUR RIGHTS CERTIFICATES, OR NOTICE OF GUARANTEED DELIVERY, AND
SUBSCRIPTION PRICE PAYMENT, INCLUDING FINAL CLEARANCE OF ANY CHECKS, MUST BE
RECEIVED BY THE RIGHTS AGENT ON OR BEFORE 5:00 P.M., NEW YORK CITY TIME, ON THE
EXPIRATION DATE. ONCE A HOLDER OF RIGHTS HAS EXERCISED ITS SUBSCRIPTION
PRIVILEGE, SUCH EXERCISE MAY NOT BE REVOKED. RIGHTS NOT EXERCISED PRIOR TO THE
EXPIRATION DATE OF THE RIGHTS OFFERING WILL EXPIRE AND BE NULL AND VOID.

1.   METHOD OF SUBSCRIPTION - EXERCISE OF RIGHTS.

     To exercise Rights, complete your Rights Certificate and send your properly completed and executed Rights Certificate evidencing such Rights with any signatures required to be guaranteed so guaranteed, together with payment in full of the Subscription Price for each Ordinary Share subscribed for pursuant to the Subscription Privilege, to the Rights Agent, on or prior to 5:00 p.m.,
New York City time, on the Expiration Date. Payment of the Subscription Price
will be held in a segregated account to be maintained by the Rights Agent. All payments must be made in U.S. dollars for the full number of Ordinary Shares being subscribed for (a) by cashier's or certified check drawn upon a U.S. bank payable to American Stock Transfer & Trust Company LLC, as Rights Agent, or (b)
by wire transfer of immediately available funds, to the account maintained by the Rights Agent for purposes of accepting subscriptions in the Rights Offering at JP Morgan Chase, ABA No.021000021, further credit to Account Number
323-836895, reference Tefron Ltd., Attention: Reorganization Department (the
"Subscription Account"). Any wire transfer should clearly indicate the identity of the subscriber who is paying the Subscription Price by wire transfer and the
Rights Certificate number. Additionally for wire transfers, send your Rights
Certificate via overnight courier to be delivered on the next business day following the day of the wire transfer to the Rights Agent. Payments will be deemed to have been received upon (i) receipt by the Rights Agent of a cashier's or certified check drawn upon a U.S. bank payable to the Rights Agent or (ii)
receipt of collected funds in the Subscription Account designated above.
Personal checks will not be accepted. You are responsible for any wire transfer fees.

     The Rights Certificate and payment of the Subscription Price (other than wire transfers), or, if applicable, the Notice of Guaranteed Delivery (as defined below) must be delivered by the Expiration Date to the Rights Agent by one of the methods described below:

           IF DELIVERING BY MAIL:                  IF DELIVERING BY HAND OR COURIER:

American Stock Transfer & Trust Company, LLC  American Stock Transfer & Trust Company, LLC
              Operations Center                            Operations Center
       Attn: Reorganization Department              Attn: Reorganization Department
              6201 15th Avenue                               59 Maiden Lane
          Brooklyn, New York 11219                      New York, New York 10038

          BY FACSIMILE TRANSMISSION FOR NOTICE OF GUARANTEED DELIVERY:
                                 (718) 234-5001

                       TELEPHONE NUMBER FOR CONFIRMATION:
                            Toll Free: (877) 248-6417
                                 (718) 921-8317

                        Telephone Number for Information:
                            Toll Free: (877) 896-3194
                    Information Agent, The Altman Group, Inc.

        DELIVERY TO AN ADDRESS OTHER THAN THOSE ABOVE DOES NOT CONSTITUTE
                                 VALID DELIVERY.

     By making arrangements with your bank or broker for the delivery of funds on your behalf you may also request such bank or broker to exercise the Rights
Certificate on your behalf. Alternatively, you may cause a written guarantee substantially in the form of Exhibit A to these instructions (the "Notice of
Guaranteed Delivery"), from an "Eligible Guarantor Institution," as such term is defined in Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, such as a member firm of a registered national securities exchange or a member of the
Financial Industry Regulatory Authority, Inc., or a commercial bank or trust company having an office or correspondent in the U.S., subject to standards and procedures adopted by the Rights Agent (each, an "Eligible Institution"), to be received by the Rights Agent on or prior to the Expiration Date together with payment in full of the applicable Subscription Price. Such Notice of Guaranteed
Delivery must state your name, the number of Rights represented by the Rights
Certificate held by you, the number of Ordinary Shares being subscribed for pursuant to the Subscription Privilege and that you will guarantee the delivery to the Rights Agent of any properly completed and executed Rights Certificate evidencing such Rights within three (3) business days following the date of the
Notice of Guaranteed Delivery. If this procedure is followed, the properly completed Rights Certificate evidencing the Rights being exercised, with any signatures required to be guaranteed so guaranteed, must be received by the
Rights Agent within three (3) business days following the date of the Notice of
Guaranteed Delivery. The Notice of Guaranteed Delivery may be delivered to the
Rights Agent in the same manner as Rights Certificates at the address set forth above, or may be transmitted to the Rights Agent by facsimile transmission
(Facsimile No. (718) 234-5001). Additional copies of the Notice of Guaranteed
Delivery may be obtained upon request from the Rights Agent at the address set forth above, or by calling The Altman Group, Inc., the Information Agent, at
(877) 896-3194 (banks and brokers only may call (201) 806-7300).

     If the aggregate Subscription Price paid by you is insufficient to purchase the number of Ordinary Shares subscribed for, or if no number of Ordinary Shares to be purchased is specified, then you will be deemed to have exercised the
Subscription Privilege to purchase Ordinary Shares to the full extent of the payment tendered.

     If the aggregate Subscription Price paid by you exceeds the amount necessary to purchase the number of Ordinary Shares for which you have indicated
an intention to subscribe, then any remaining amount shall be returned to you by mail without interest or deduction as soon as practicable after the Expiration
Date and after all prorations and adjustments contemplated by the terms of the
Rights Offering have been effected.

2.   ISSUANCE OF ORDINARY SHARES.

     As soon as practicable after the Expiration Date and the valid exercise of
Rights, the Rights Agent will mail to each exercising Rights holder certificates representing Ordinary Shares purchased pursuant to the Subscription Privilege.

3.   SALE OR TRANSFER OF RIGHTS.

     (A) SALE OF RIGHTS THROUGH A COMMERCIAL BANK OR BROKER. To sell Rights evidenced by a Rights Certificate through your commercial bank or broker, sign
Form 2 of your Rights Certificate leaving the rest of the Form blank (your broker will add the buyer's name later). You must have your signature on Form 2 guaranteed in Form 5 by an Eligible Institution and deliver your Rights
Certificate and the accompanying envelope to your commercial bank or broker.
Your Rights Certificate should be delivered to your commercial bank or broker in ample time for it to be exercised. If Form 2 is completed without designating a transferee, the Rights Agent may thereafter treat the bearer of the Rights
Certificate as the absolute owner of all of the Rights evidenced by such Rights
Certificate for all purposes, and the Rights Agent shall not be affected by any notice to the contrary. Because your commercial bank or broker cannot issue
Rights Certificates, if you wish to sell less than all of the Rights evidenced by a Rights Certificate, either you or your commercial bank or broker must instruct the Rights Agent as to the action to be taken with respect to the
Rights not sold, or you or your commercial bank or broker must first have your
Rights Certificate divided into Rights Certificates of appropriate denominations by following the instructions in Section 4 of these instructions. The Rights
Certificates evidencing the number of Rights you intend to sell can then be transferred by your commercial bank or broker in accordance with the instructions in this Section 3(a).

     (B) TRANSFER OF RIGHTS TO A DESIGNATED TRANSFEREE. To transfer your Rights to a transferee other than a commercial bank or broker, you must complete Form 2 in its entirety, execute the Rights Certificate and have your signature guaranteed in Form 5 by an Eligible Institution. A Rights Certificate that has been properly transferred in its entirety may be exercised by a new holder without having a new Rights Certificate issued. In order to exercise, or otherwise take action with respect to, such a transferred Rights Certificate, the new holder should deliver the Rights Certificate, together with payment of the applicable Subscription Price and complete separate instructions signed by the new holder, to the Rights Agent in ample time to permit the Rights Agent to take the desired action. Because only the Rights Agent can issue Rights
Certificates, if you wish to transfer less than all of the Rights evidenced by your Rights Certificate to a designated transferee, you must instruct the Rights
Agent as to the action to be taken with respect to the Rights not sold or transferred, or you must divide your Rights Certificate into Rights Certificates of appropriate smaller denominations by following the instructions in Section 4 below. The Rights Certificate evidencing the number of Rights you intend to transfer can then be transferred by following the instructions in this Section
3(b).

     (c) Rights holders wishing to transfer a portion of their Rights (or all of their Rights in separate portions) should allow a sufficient amount of time prior to the Expiration Date for (i) the transfer instructions to be received and processed by the Rights Agent, (ii) a new Rights Certificate to be issued and transmitted to the transferee or transferees with respect to transferred
Rights and to the transferor with respect to retained Rights, if any, and (iii)
the Rights evidenced by such new Rights Certificates to be exercised or sold by the recipients thereof. The Rights Agent will facilitate transfers of Rights
Certificates only until 5:00 p.m., New York City time, on [_____________], 2010, the fifth business day before the Expiration Date.

     (d) Neither Tefron nor the Rights Agent shall have any liability to a transferee or transferor of Rights if Rights Certificates or any other required documents are not received in time for exercise or sale prior to the Expiration
Date.

     (E) COMMISSIONS, FEES AND EXPENSES. Tefron will pay all fees charged by the
Rights Agent, other than fees associated with the sale or transfer of Rights, and the fees charged by the Information Agent. You are responsible for paying any other commissions, fees, taxes or other expenses incurred in connection with the exercise of the Rights. Neither we nor the Rights Agent nor the Information
Agent will pay such expenses. Tefron has agreed to indemnify the Rights Agent from certain liabilities that they may incur in connection with the issuance of the Rights and the Ordinary Shares if you exercise your Rights.

4.   DIVISION OF RIGHTS CERTIFICATE INTO SMALLER DENOMINATIONS.

     To have a Rights Certificate divided into smaller denominations, send your
Rights Certificate, together with complete separate instructions (including specification of the denominations into which you wish your Rights to be divided) signed by you, to the Rights Agent, allowing a sufficient amount of time for new Rights Certificates to be issued and returned so that they can be used prior to the Expiration Date. Alternatively, you may ask a commercial bank or broker to effect such actions on your behalf. The Rights Agent will facilitate subdivisions of Rights Certificates only until 5:00 p.m., New York
City time, on [_____________], 2010, five business days prior to the Expiration
Date. Your signature must be guaranteed in Form 5 by an Eligible Institution if any of the new Rights Certificates are to be issued in a name other than that in which the old Rights Certificate was issued. As a result of delays in the mail, the time of the transmittal, the necessary processing time and other factors, you or your transferee may not receive such new Rights Certificates in time to enable the Rights holder to complete a sale or exercise by the Expiration Date.
Neither Tefron nor the Rights Agent will be liable to either a transferor or transferee for any such delays.

5.   EXECUTION.

     (A) EXECUTION BY REGISTERED HOLDER. The signature on the Rights Certificate must correspond with the name of the registered holder exactly as it appears on the face of the Rights Certificate without any alteration or change whatsoever.
Persons who sign the Rights Certificate in a representative or other fiduciary capacity must indicate their capacity when signing and, unless waived by the
Rights Agent in its sole and absolute discretion, must present to the Rights
Agent satisfactory evidence of their authority to so act.

     (B) EXECUTION BY PERSON OTHER THAN REGISTERED HOLDER. If the Rights
Certificate is executed by a person other than the holder named on the face of the Rights Certificate, proper evidence of authority of the person executing the
Rights Certificate must accompany the same unless the Rights Agent, in its discretion, dispenses with proof of authority.

     (C) SIGNATURE GUARANTEES. Your signature must be guaranteed by an Eligible
Institution.

6.   METHOD OF DELIVERY.

     The method of delivery of Rights Certificates and payment of the
Subscription Price to the Rights Agent will be at the election and risk of the
Rights holder. If sent by mail, it is recommended that such certificates and payments be sent by overnight courier or by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Rights Agent and the clearance of payment prior to
5:00 p.m., New York City time, on the Expiration Date.

7.   SPECIAL PROVISIONS RELATING TO THE DELIVERY OF RIGHTS THROUGH THE
     DEPOSITORY TRUST COMPANY.

     In the case of Rights that are held of record through the Depository Trust
Company (the "Book-Entry Transfer Facility"), exercises of the Subscription
Privilege may be effected by instructing the Book-Entry Transfer Facility to transfer Rights from the Book-Entry Transfer Facility account of such holder to the Book-Entry Transfer Facility account of the Rights Agent, together with certification as to the aggregate number of Rights exercised and the number of
Ordinary Shares thereby subscribed for pursuant to the Subscription Privilege by each beneficial owner of Rights on whose behalf such nominee is acting, and payment of your Subscription Price for each Ordinary Share subscribed for pursuant to the Subscription Privilege.

                                                                       EXHIBIT A

                      FORM OF NOTICE OF GUARANTEED DELIVERY
                                       FOR
                        SUBSCRIPTION RIGHTS CERTIFICATES
                                    ISSUED BY
                                   TEFRON LTD.

     This form, or one substantially equivalent to this form, must be used to exercise the transferable subscription rights (the "Rights") pursuant to the rights offering (the "Rights Offering"), as described in the prospectus dated
______ __, 2010 (the "Prospectus") of Tefron Ltd., an Israeli company,
("Tefron"), if a holder of Rights cannot deliver the certificate(s) evidencing the Rights (the "Rights Certificate(s)"), to the Rights Agent listed below (the
"Rights Agent") at or prior to 5:00 p.m., New York City time, on _____ ___,
2010, unless such time is extended by Tefron as described in the Prospectus (as it may be extended, the "Expiration Date"). Such form must be delivered by hand or sent by telegram, facsimile transmission, first class mail or overnight courier to the Rights Agent, and must be received by the Rights Agent on or prior to the Expiration Date. See "The Rights Offering -- Notice of Guaranteed
Delivery" in the Prospectus.

     Payment of the subscription price of $3.8 per share (the "Subscription
Price") for each ordinary share, par value NIS 10.0 per share ("Ordinary
Shares") subscribed for upon exercise of such Rights must be received by the
Rights Agent in the manner specified in the Prospectus at or prior to 5:00 p.m.,
New York City time, on the Expiration Date even if the Rights Certificate(s)
evidencing such Rights is (are) being delivered pursuant to the guaranteed delivery procedures thereof. See "The Rights Offering -- Notice of Guaranteed
Delivery" in the Prospectus.

           IF DELIVERING BY MAIL:                  IF DELIVERING BY HAND OR COURIER:

American Stock Transfer & Trust Company, LLC  American Stock Transfer & Trust Company, LLC
              Operations Center                            Operations Center
       Attn: Reorganization Department              Attn: Reorganization Department
              6201 15th Avenue                               59 Maiden Lane
          Brooklyn, New York 11219                      New York, New York 10038

                            BY FACSIMILE TRANSMISSION
                                 (718) 234-5001

                       TELEPHONE NUMBER FOR CONFIRMATION:
                                 (877) 248-6417
                                 (718) 921-8317

                        Telephone Number for Information:
                             The Altman Group, Inc.
                            Toll Free: (877) 896-3194

   DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR
 TRANSMISSION OF THIS INSTRUMENT VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE DOES
                         NOT CONSTITUTE A VALID DELIVERY

                                       A-1

Ladies and Gentlemen:

     The undersigned hereby represents that the undersigned is the holder of
Rights Certificate(s) representing Right(s) and that such Rights Certificate(s)
cannot be delivered to the Rights Agent prior to the Expiration Date. Upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is hereby acknowledged, the undersigned hereby elects to exercise his/her/its subscription privilege to subscribe for ______________ ordinary share(s) underlying the Rights represented by such Rights Certificate(s).

     The undersigned understands that payment of the Subscription Price for each ordinary share subscribed for pursuant to his/her/its subscription privilege must be received by the Rights Agent at or prior to the Expiration Date and represents that such payment, in the aggregate amount of $______________ either
(check appropriate box):

[_]  is being delivered to the Rights Agent herewith

     or

[_]  has been delivered separately to the Rights Agent in the manner set forth below (check appropriate box and complete information relating thereto):

[_]  Wire transfer of funds

     Name of transferor institution:________________________________________

     _______________________________________________________________________

     Date of transfer:______________________________________________________

     _______________________________________________________________________

     Confirmation number (if available):____________________________________

     _______________________________________________________________________

[_]  Certified check

[_]  Bank draft (cashier's check)

     Name of maker: ________________________________________________________

     _______________________________________________________________________

     Date of check or draft: _______________________________________________

     _______________________________________________________________________

                                       A-2

     Check or draft: _______________________________________________________

     _______________________________________________________________________

     Bank on which check is drawn or issuer: _______________________________

     _______________________________________________________________________

     Signature(s)________________________    Address________________________

     Names__________________________________________________________________
                                              (Please type or print)

     Address________________________________________________________________

     Area Code and Tel. No.(s) _____________________________________________

     Rights Certificate No(s) (if available)________________________________

                                       A-3

                              GUARANTEE OF DELIVERY
           (NOT TO BE USED FOR RIGHTS CERTIFICATE SIGNATURE GUARANTEE)

     The undersigned, an "Eligible Guarantor Institution," as such term is defined in Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, guarantees that the undersigned will deliver to the Rights Agent the certificates representing the Rights being exercised hereby, with any required signature guarantee and any other required documents, all within three (3)
business days after the date hereof.

Dated: ____________________________________________________________________

Authorized Signature:______________________________________________________

Name of Firm:______________________________________________________________

Address:___________________________________________________________________

___________________________________________________________________________

Area Code and Telephone Number:____________________________________________

     The institution that completes this form must communicate the guarantee to the Rights Agent and must deliver the Rights Certificate(s) to the Rights Agent within the time period shown in this prospectus. Failure to do so could result in a financial loss to such institution.

                                       A-4